UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02739
                                   811-10179

Name of Fund:  BlackRock Basic Value Fund, Inc.
               Master Basic Value LLC

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Basic Value Fund, Inc. and Master Basic Value LLC, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 06/30/07

Item 1 - Report to Stockholders


EQUITIES   FIXED INCOME   REAL ESTATE   LIQUIDITY   ALTERNATIVES
BLACKROCK SOLUTIONS


BlackRock Basic Value
Fund, Inc.


ANNUAL REPORT    JUNE 30, 2007



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.


BlackRock Basic Value Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


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BlackRock Basic Value Fund, Inc.


Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by BlackRock Basic Value Fund, Inc. during the taxable year ended June 30, 2007:


                                                Record Date:    September 13, 2006     December 4, 2006    June 12, 2007
                                               Payable Date:    September 19, 2006     December 6, 2006    June 14, 2007
Qualified Dividend Income for Individuals*                                  65.64%               90.70%           59.82%
Dividends Qualifying for the Dividends Received Deduction for
  Corporations*                                                             57.06%               82.96%           50.63%
Short-Term Capital Gain Dividends for Non-U.S. Residents**                  70.65%               34.79%           58.33%

Additionally, the Fund distributed long-term capital gains of $2.525004 per share, $0.598582 per share and $1.559804 per share to shareholders of record on September 13, 2006, December 4, 2006 and June 12, 2007, respectively.

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



A Letter to Shareholders


Dear Shareholder

At the mid-point of 2007, investor sentiment appeared quite buoyant, notwithstanding some undertones of caution. For equity markets, positive momentum as the year began was interrupted by a notable but transitory set-back at the end of February. Markets resumed their ascent through May, but entered a trading range in June as investors began to question the sustainability of the rally. For the most part, equities found support in robust merger-and-acquisition activity, healthy global economies, tame inflation, relatively low interest rates, still-positive earnings growth and attractive valuations. These tailwinds prevailed over such headwinds as a weakening U.S. economy, slowing housing market, credit-related lending problems, escalating geopolitical concerns and high energy prices, leading the Standard & Poor's (S&P) 500 Index to a new record high in May.

Meanwhile, turmoil in the subprime mortgage market and generally mixed economic signals weighed on bonds. In June, bond prices dropped precipitously as long-term yields rose to their highest levels in five years. The 10-year Treasury yield, which began 2007 at 4.68%, reached nearly 5.30% in mid-June before retracing to 5.03% by month's end. Notably, this year has brought some re-steepening of the yield curve, which had been flat to inverted throughout 2006. Still, at the end of June, yields along the curve remained below the federal funds rate of 5.25%, the level at which the Federal Reserve Board (the
Fed) has left it since first pausing in August 2006. While first-quarter gross domestic product growth of 0.7% represented the slowest rate of expansion since 2002, the Fed reiterated that inflation, not a slowing economy, remains its primary concern. Many observers interpreted the Fed's reaction to mean that the economy has hit its low and is bound for renewed strength, thereby reducing the likelihood of an interest rate cut in the near future.

Against this backdrop, the major equity market indexes posted strong returns for the annual and semi-annual periods ended June 30, 2007, while fixed income assets were more mixed:


Total Returns as of June 30, 2007                                                  6-month       12-month
U.S. equities (S&P 500 Index)                                                      + 6.96%        +20.59%
Small cap U.S. equities (Russell 2000 Index)                                       + 6.45         +16.43
International equities (MSCI Europe, Australasia, Far East Index)                  +10.74         +27.00
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                           + 0.98         + 6.12
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                     + 0.14         + 4.69
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)   + 2.96         +11.22


We expect market volatility to linger throughout the second half of 2007. As you navigate the uncertainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to view "What's Ahead in 2007:
The Second-Quarter Update" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director


THIS PAGE NOT PART OF YOUR FUND REPORT



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



A Discussion With Your Fund's Portfolio Managers


The Fund outperformed its benchmark and comparable Lipper category average for the fiscal year, benefiting from successful stock selection and favorable sector biases.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2007, BlackRock Basic Value Fund, Inc.'s Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +25.11%, +24.81%, +23.82%, +23.83% and +24.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) This compared to a return of +20.59% for the Standard & Poor's 500 (S&P 500) Index, +21.77% for the S&P 500 Citigroup Value Index and an average return of +20.81% for the Lipper Large-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies considered to be undervalued relative to a major unmanaged stock index.)

The U.S. equity market ended the 12-month period solidly in positive territory, despite some bumps along the way. As the fiscal year began, the market was recovering from a far-reaching correction that sent the average U.S. stock 12% lower. In retrospect, the retrenchment was fairly normal and long overdue, having been the first double-digit correction for U.S. equity markets in nearly four years. In the summer, with the Federal Reserve Board (the Fed) having finally ended its two-year streak of interest rate increases and with oil prices on the decline after reaching an all-time high near $78 per barrel, stocks embarked on a one-way journey upward.

The market's ascent generally continued until the end of February 2007, when concern over rising delinquencies in the subprime mortgage market sparked fears that contagion from the already weak housing market could spill over to the rest of the economy. This, and a 10% correction in the Chinese stock market, prompted a global sell-off that led U.S. stocks to register their most significant one-week decline in four years. The correction ultimately proved short lived and surging corporate merger-and-acquisition (M&A) activity, healthy global economies and moderate inflation pressures, among other factors, led both the S&P 500 Index and the Dow Jones Industrial Average to new record highs.

The biggest boon for the Fund during the 12 months came from the financials sector, where our underweight position and good stock selection produced more than 160 basis points (1.6%) in outperformance versus the S&P 500 Citigroup Value Index. Given the flatness of the yield curve, we chose to avoid many of the regional banks and lenders whose profits depend on the net interest margin of the loans they issue. Instead, we focused on investment banks and brokerages, which we felt were poised to benefit from the robust M&A activity and healthy calendar of initial public offerings (IPOs). Within financials, Morgan Stanley was our top performer, followed by Bank of America Corp. and Sallie Mae, which appreciated significantly upon news that it would be taken over by private equity interests. Our avoidance of Wachovia Corp. and Washington Mutual, Inc., key players in the residential loan market, further benefited performance. Our position in The Bank of New York Co., Inc. also performed well after the company's merger with Mellon Corp.

As in financials, our underweight position and good stock selection in the industrials sector also contributed significantly to performance. Based on our expectation for a slowdown in the U.S. economy, we began to rotate away from more economically sensitive stocks. Within industrials, this meant less exposure to heavy construction and more emphasis on niche markets. Our position in Deere & Co., for example, appreciated as the tractor business benefited from the increased production of corn associated with efforts to exploit ethanol as an energy source.

Also contributing to the Fund's outperformance was our positioning in consumer discretionary, led by McDonald's Corp., which has refreshed its business and continues to be a strong performer. For the most part, our strategy in consumer discretionary entails limited exposure to retailers and greater emphasis on cable and media stocks. Among the key contributors then were Interpublic Group of Cos., Inc., Sony Corp., Royal Philips Electronics NV and Comcast Corp.

The Fund's top two contributors for the year were healthcare names - Schering-Plough Corp., a maker of prescription and over-the-counter drugs, and Baxter International, Inc., manufacturer of medical equipment and supplies. We also saw strong performance from select stocks in information technology (IT), including International Business Machines Corp. and Unisys Corp.

Detracting modestly from the Fund's relative performance were underweight positions in utilities and materials.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



What changes were made to the portfolio during the period?

We had been preparing the portfolio for a Goldilocks economy for some time - a not-too-hot, not-too-cold scenario, characterized by relatively moderate inflation and low interest rates. In our minds, it was clear that as the economic cycle matures, the pace of growth inevitably would need to slow. We see this as a natural progression of the business cycle.

The portfolio has evolved along with the economy. We have started to shy away from consumer cyclicality, materials and, more generally, companies that are heavily dependent on the economy for success. After five years of double-digit earnings growth, we expect to see more companies missing their earnings targets going forward. At this juncture, we believe it makes sense to favor large-cap, multinational companies that can offer more consistency of earnings.

Many of our new purchases during the period occurred in the information technology (IT) sector, where we initiated positions in Micron Technology, Inc., Intel Corp., Taiwan Semiconductor Manufacturing Co., Ltd., Applied Materials, Inc. and Alcatel SA. For the most part, we are not seeking technology companies that are trying to create the next blockbuster product or application, but are focused on what we believe to be well-run, shareholder-friendly companies that are making smart moves with their capital allocations and, in some cases, are offering dividends or buying back shares. In general, we believe IT companies will benefit from a new cycle of capital spending on technology. IT sales during the period included Motorola, which we sold on weakness, and Nokia Oyj, which was liquidated after strong appreciation.

We maintained the Fund's overweight position in energy. Oil prices ended the period at roughly $72 per barrel, up from the $50 range in January, yet many energy stocks continue to trade at low multiples. We expect to maintain our relatively heavy exposure to energy stocks as long as commodity prices remain elevated. Within energy, we initiated positions in Peabody Energy Corp. and Consol Energy, Inc.

In the health care sector, we established an overweight position for the first time in more than 10 years. In part, this reflects attractive valuations but also our view that, after years of poor performance and a limited product pipeline, the worst has passed. During the 12-month period, we initiated positions in pharmaceutical giants Bristol-Myers Squibb Co. and Wyeth, while eliminating Eli Lilly & Co. from the portfolio. Looking ahead, we are more cautious on the sector given the potential for industry-related legislation coming out of Washington as the political season approaches.

For the most part, changes to the portfolio were largely stock-specific rather than thematic. As such, other notable additions included Qwest Communications International Inc. and Sprint Nextel Corp. in the telecommunications sector, Wal-Mart Stores, Inc. in consumer staples, Honda Motor Co., Ltd. in consumer discretionary and Sallie Mae (bought and sold) and Fannie Mae in financials. Conversely, we eliminated consumer discretionary names Gannett Co., Inc., The Gap, Inc. and Interpublic Group of Cos., Inc., consumer staples names Altria Group, Inc. and The Kroger Co., and financials stocks Marsh & McLennan Cos., Inc. and The Allstate Corp. In utilities we sold Public Service Enterprise Group, Inc. and in materials we eliminated International Paper Co. Generally speaking, sales were made as stocks reached our price targets, based on a change in our original assessment or to make room for more compelling opportunities. Finally, we reduced exposure to defense contractor Raytheon Co., as we are somewhat concerned about defense spending as political jockeying intensifies.


How would you characterize the Fund's position at the close of the period?

At year-end, the portfolio was overweight versus the S&P 500 Citigroup Value Index in energy, information technology, health care and consumer staples. It had underweights in financials, utilities, telecommunication services, consumer discretionary, industrials and materials.

We intend to maintain the approach that contributed to the Fund's outperformance during the past year. This involves a focus on large-cap, multinational companies with the ability to deliver shareholder value amid a slower economic backdrop. We had argued that the U.S. equity market would be up in the high single digits to low double digits this year and that, if wrong, the error would be to the upside (that is, the market would be higher than we thought). At this juncture, that view stands. In our opinion, the market has fared well despite some substantial bumps in the road. More potholes are expected, particularly given such formidable unknowns as global terrorism, geopolitical concerns and the scope of the subprime collapse. Despite these worries, a great deal of cash remains on company balance sheets, which can be deployed via continued M&A, leveraged buyout and private equity activity. Importantly, stocks look quite attractive compared to bonds and relative to expectations for growth, underpinning our cautiously optimistic outlook.


Kevin M. Rendino
Co-Portfolio Manager


Robert J. Martorelli
Co-Portfolio Manager


July 13, 2007



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Performance Data (continued)

Recent Performance Results

                                                               6-Month            12-Month           10-Year
As of June 30, 2007                                          Total Return       Total Return       Total Return
Institutional Shares*                                            +7.98%            +25.11%           +134.92%
Investor A Shares*                                               +7.83             +24.81            +129.06
Investor B Shares*                                               +7.39             +23.82            +115.39
Investor C Shares*                                               +7.40             +23.83            +111.92
Class R Shares*                                                  +7.68             +24.46            +124.28
S&P 500r Index**                                                 +6.96             +20.59            + 99.07
S&P 500 Citigroup Value Index***                                 +7.37             +21.77            +125.36

   * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

  ** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the
     U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of
     NYSE issues.

 *** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value"
     performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

     S&P 500 is a registered trademark of the McGraw-Hill Companies.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in S&P 500 Index++++ and S&P 500 Citigroup Value Index++++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $12,323.00
June 1999                                      $14,114.00
June 2000                                      $13,270.00
June 2001                                      $14,478.00
June 2002                                      $12,976.00
June 2003                                      $12,880.00
June 2004                                      $16,130.00
June 2005                                      $16,739.00
June 2006                                      $18,777.00
June 2007                                      $23,492.00


Investor A Shares*++

Date                                             Value

June 1997                                      $ 9,475.00
June 1998                                      $11,644.00
June 1999                                      $13,304.00
June 2000                                      $12,480.00
June 2001                                      $13,580.00
June 2002                                      $12,137.00
June 2003                                      $12,023.00
June 2004                                      $15,017.00
June 2005                                      $15,542.00
June 2006                                      $17,390.00
June 2007                                      $21,704.00


Investor B Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $12,197.00
June 1999                                      $13,831.00
June 2000                                      $12,871.00
June 2001                                      $13,904.00
June 2002                                      $12,329.00
June 2003                                      $12,117.00
June 2004                                      $15,019.00
June 2005                                      $15,428.00
June 2006                                      $17,258.00
June 2007                                      $21,539.00


Investor C Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $12,198.00
June 1999                                      $13,829.00
June 2000                                      $12,868.00
June 2001                                      $13,897.00
June 2002                                      $12,327.00
June 2003                                      $12,112.00
June 2004                                      $15,010.00
June 2005                                      $15,416.00
June 2006                                      $17,114.00
June 2007                                      $21,192.00


Class R Shares*++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $12,262.00
June 1999                                      $13,974.00
June 2000                                      $13,072.00
June 2001                                      $14,191.00
June 2002                                      $12,655.00
June 2003                                      $12,551.00
June 2004                                      $15,636.00
June 2005                                      $16,149.00
June 2006                                      $18,021.00
June 2007                                      $22,428.00


S&P 500 Index++++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $13,016.00
June 1999                                      $15,978.00
June 2000                                      $17,137.00
June 2001                                      $14,595.00
June 2002                                      $11,970.00
June 2003                                      $12,000.00
June 2004                                      $14,293.00
June 2005                                      $15,197.00
June 2006                                      $16,508.00
June 2007                                      $19,907.00


S&P 500 Citigroup Value Index++++++

Date                                             Value

June 1997                                      $10,000.00
June 1998                                      $12,627.00
June 1999                                      $14,563.00
June 2000                                      $13,378.00
June 2001                                      $13,395.00
June 2002                                      $12,193.00
June 2003                                      $11,813.00
June 2004                                      $14,482.00
June 2005                                      $16,108.00
June 2006                                      $18,508.00
June 2007                                      $22,536.00


      * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

     ++ The Fund invests all of its assets in Master Basic Value LLC. Master
        Basic Value LLC invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

   ++++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

 ++++++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been indentified as being on the value end of the growth-value spectrum.

        Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 6/30/07                                      +25.11%
Five Years Ended 6/30/07                                    +12.60
Ten Years Ended 6/30/07                                     + 8.92



                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 6/30/07                    +24.81%           +18.25%
Five Years Ended 6/30/07                  +12.33            +11.12
Ten Years Ended 6/30/07                   + 8.64            + 8.06



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 6/30/07                    +23.82%           +19.32%
Five Years Ended 6/30/07                  +11.46            +11.20
Ten Years Ended 6/30/07                   + 7.97            + 7.97



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 6/30/07                    +23.83%           +22.83%
Five Years Ended 6/30/07                  +11.45            +11.45
Ten Years Ended 6/30/07                   + 7.80            + 7.80



                                                            Return
Class R Shares

One Year Ended 6/30/07                                      +24.46%
Five Years Ended 6/30/07                                    +12.13
Ten Years Ended 6/30/07                                     + 8.41


       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2007 and held through June 30, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value    January 1, 2007 to
                                                           January 1, 2007     June 30, 2007      June 30, 2007
Actual

Institutional                                                   $1,000           $1,079.80            $2.75
Investor A                                                      $1,000           $1,078.30            $4.20
Investor B                                                      $1,000           $1,073.90            $8.43
Investor C                                                      $1,000           $1,074.00            $8.27
Class R                                                         $1,000           $1,076.80            $5.85

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,022.26            $2.67
Investor A                                                      $1,000           $1,020.86            $4.08
Investor B                                                      $1,000           $1,016.77            $8.20
Investor C                                                      $1,000           $1,016.92            $8.05
Class R                                                         $1,000           $1,019.27            $5.69

  * For each class of the Fund, expenses are equal to the expense ratio for the class
    (.53% for Institutional, .81% for Investor A, 1.63% for Investor B, 1.60% for Investor C
    and 1.13% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the Master LLC in which it invests.

 ** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Statement of Assets and Liabilities                                                              BlackRock Basic Value Fund, Inc.

As of June 30, 2007
Assets

       Investment in Master Basic Value LLC (the "Master LLC"), at value
       (identified cost--$5,330,435,956)                                                                          $ 8,510,193,277
       Prepaid expenses                                                                                                    26,431
                                                                                                                  ---------------
       Total assets                                                                                                 8,510,219,708
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                         $     1,911,694
           Other affiliates                                                                          1,622,104
           Dividends and distributions payable to shareholders                                             147          3,533,945
                                                                                               ---------------
       Accrued expenses                                                                                                   233,304
                                                                                                                  ---------------
       Total liabilities                                                                                                3,767,249
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 8,506,452,459
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                        $     11,989,535
       Investor A Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                 8,169,551
       Investor B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                 2,203,466
       Investor C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                                 2,836,778
       Class R Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                                      118,914
       Paid-in capital in excess of par                                                                             5,347,522,248
       Undistributed investment income--net                                                    $     3,047,663
       Accumulated realized capital loss allocated from the Master LLC--net                       (49,193,017)
       Unrealized appreciation allocated from the Master LLC--net                                3,179,757,321
                                                                                               ---------------
       Total undistributed earnings--net                                                                            3,133,611,967
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 8,506,452,459
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $4,071,437,076 and 119,895,351 shares outstanding                    $         33.96
                                                                                                                  ===============
       Investor A--Based on net assets of $2,759,566,826 and 81,695,507 shares outstanding                        $         33.78
                                                                                                                  ===============
       Investor B--Based on net assets of $729,333,533 and 22,034,660 shares outstanding                          $         33.10
                                                                                                                  ===============
       Investor C--Based on net assets of $906,972,119 and 28,367,782 shares outstanding                          $         31.97
                                                                                                                  ===============
       Class R--Based on net assets of $39,142,905 and 1,189,139 shares outstanding                               $         32.92
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Statement of Operations                                                                          BlackRock Basic Value Fund, Inc.

For the Year Ended June 30, 2007
Investment Income

       Net investment income allocated from the Master LLC:
           Dividends                                                                                              $   169,546,476
           Interest from affiliates                                                                                     5,741,553
           Securities lending--net                                                                                      1,029,278
           Expenses                                                                                                  (34,627,436)
                                                                                                                  ---------------
       Total income                                                                                                   141,689,871
                                                                                                                  ---------------

Expenses

       Service and distribution fees--Investor C                                               $     8,417,744
       Service and distribution fees--Investor B                                                     8,015,378
       Service fees--Investor A                                                                      6,392,221
       Transfer agent fees--Institutional                                                            4,220,004
       Transfer agent fees--Investor A                                                               3,079,795
       Transfer agent fees--Investor B                                                               1,186,678
       Transfer agent fees--Investor C                                                               1,136,185
       Printing and shareholder reports                                                                282,495
       Service and distribution fees--Class R                                                          158,273
       Registration fees                                                                               135,827
       Professional fees                                                                                77,593
       Transfer agent fees--Class R                                                                     49,062
       Directors' fees and expenses                                                                     30,262
       Other                                                                                            39,726
                                                                                               ---------------
       Total expenses                                                                                                  33,221,243
                                                                                                                  ---------------
       Investment income--net                                                                                         108,468,628
                                                                                                                  ---------------

Realized & Unrealized Gain Allocated from the Master LLC--Net

       Realized gain on investments and options written--net                                       679,387,077
       Change in unrealized appreciation on investments and options written--net                   999,166,510
                                                                                               ---------------
       Total realized and unrealized gain--net                                                                      1,678,553,587
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 1,787,022,215
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Statements of Changes in Net Assets                                                              BlackRock Basic Value Fund, Inc.

                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2007             2006
Operations

       Investment income--net                                                                  $   108,468,628    $    97,016,762
       Realized gain--net                                                                          679,387,077        749,812,072
       Change in unrealized appreciation/depreciation--net                                         999,166,510         52,424,461
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      1,787,022,215        899,253,295
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Institutional                                                                          (90,891,682)       (57,968,619)
           Investor A                                                                             (50,933,522)       (28,120,646)
           Investor B                                                                              (6,050,839)        (4,412,874)
           Investor C                                                                              (8,445,877)        (4,018,853)
           Class R                                                                                   (541,265)          (278,358)
       Realized gain--net:
           Institutional                                                                         (626,220,024)      (190,415,930)
           Investor A                                                                            (414,731,739)      (109,263,240)
           Investor B                                                                            (133,673,033)       (57,000,078)
           Investor C                                                                            (143,384,675)       (37,857,410)
           Class R                                                                                 (5,296,869)        (1,272,507)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders   (1,480,169,525)      (490,608,515)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions               626,685,603    (1,052,404,332)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     933,538,293      (643,759,552)
       Beginning of year                                                                         7,572,914,166      8,216,673,718
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 8,506,452,459    $ 7,572,914,166
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     3,047,663    $    51,442,220
                                                                                               ===============    ===============

             See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Financial Highlights                                                                             BlackRock Basic Value Fund, Inc.

The following
per share data
and ratios
have been
derived from
information                          Institutional                                               Investor A
provided in
the financial                 For the Year Ended June 30,                               For the Year Ended June 30,
statements.          2007       2006      2005       2004       2003          2007      2006        2005       2004      2003
Per Share Operating Performance

Net asset value,
beginning
of year         $    32.87  $   31.19  $   31.89   $   25.83  $   27.14   $    32.69  $   31.03  $   31.74   $   25.72  $   27.01
                -------------------------------------------------------   -------------------------------------------------------
Investment
income--net**          .55        .48        .46         .40        .35          .46        .40        .38         .33        .29
Realized and
unrealized
gain (loss)--
net                   6.98       3.18        .64        6.06      (.65)         6.95       3.16        .63        6.02      (.63)
                -------------------------------------------------------   -------------------------------------------------------
Total from
investment
operations            7.53       3.66       1.10        6.46      (.30)         7.41       3.56       1.01        6.35      (.34)
                -------------------------------------------------------   -------------------------------------------------------
Less dividends
and
distributions:
  Investment
  income--net        (.80)      (.47)      (.43)       (.40)      (.34)        (.68)      (.39)      (.35)       (.33)      (.28)
  Realized
  gain--net         (5.64)     (1.51)     (1.37)          --      (.67)       (5.64)     (1.51)     (1.37)          --      (.67)
                -------------------------------------------------------   -------------------------------------------------------
Total dividends
and
distributions       (6.44)     (1.98)     (1.80)       (.40)     (1.01)       (6.32)     (1.90)     (1.72)       (.33)      (.95)
                -------------------------------------------------------   -------------------------------------------------------
Net asset value,
end of year     $    33.96  $   32.87  $   31.19   $   31.89  $   25.83   $    33.78  $   32.69  $   31.03   $   31.74  $   25.72
                =======================================================   =======================================================

Total Investment Return*

Based on net
asset value
per share           25.11%  12.18%++++     3.77%      25.23%     (.74%)       24.81%  11.89%++++     3.49%      24.90%     (.94%)
               ========================================================   =======================================================

Ratios to Average Net Assets++

Expenses              .54%       .57%       .57%        .56%       .60%         .80%       .82%       .82%        .81%       .85%
                =======================================================   =======================================================
Investment
income--net          1.63%      1.52%      1.49%       1.36%      1.48%        1.37%      1.28%      1.24%       1.11%      1.23%
                =======================================================   =======================================================

Supplemental Data

Net assets, end
of year (in
thousands)      $4,071,437 $3,655,602 $3,992,702  $4,220,353 $3,564,283   $2,759,567 $2,266,626 $2,242,881  $2,223,869 $1,679,935
                =======================================================   =======================================================
Portfolio
turnover of
the Master LLC         31%        42%        45%         33%        32%          31%        42%        45%         33%        32%
                =======================================================   =======================================================

      * Total investment returns exclude the effects of any sales charges.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment income--net.

   ++++ For the year ended June 30, 2006, +.10% of the Fund's Institutional Shares' and +.10% of the Fund's
        Investor A Shares' total returns consist of a portion of payments by Fund Asset Management, L.P. to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action. Excluding these items, the total returns would have been +12.08% for
        Institutional Shares and +11.79 for Investor A Shares.

        See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Financial Highlights (continued)                                                                 BlackRock Basic Value Fund, Inc.

The following
per share data
and ratios
have been
derived from
information                            Investor B                                                Investor C
provided in
the financial                 For the Year Ended June 30,                               For the Year Ended June 30,
statements.          2007       2006      2005       2004       2003          2007      2006        2005       2004      2003
Per Share Operating Performance

Net asset value,
beginning
of year         $    32.00  $   30.39  $   31.08   $   25.19  $   26.44   $    31.15  $   29.66  $   30.42   $   24.68  $   25.96
                -------------------------------------------------------   -------------------------------------------------------
Investment
income--net**          .19        .15        .14         .10        .11          .19        .15        .14         .09        .10
Realized and
unrealized
gain (loss)--
net                   6.80       3.09        .62        5.92      (.63)         6.60       3.01        .61        5.79      (.62)
                -------------------------------------------------------   -------------------------------------------------------
Total from
investment
operations            6.99       3.24        .76        6.02      (.52)         6.79       3.16        .75        5.88      (.52)
                -------------------------------------------------------   -------------------------------------------------------
Less dividends
and
distributions:
  Investment
  income--net        (.25)      (.12)      (.08)       (.13)      (.06)        (.33)      (.16)      (.14)       (.14)      (.09)
  Realized
  gain--net         (5.64)     (1.51)     (1.37)          --      (.67)       (5.64)     (1.51)     (1.37)          --      (.67)
                -------------------------------------------------------   -------------------------------------------------------
Total dividends
and
distributions       (5.89)     (1.63)     (1.45)       (.13)      (.73)       (5.97)     (1.67)     (1.51)       (.14)      (.76)
                -------------------------------------------------------   -------------------------------------------------------
Net asset
value, end
of year         $    33.10   $  32.00   $  30.39    $  31.08   $  25.19   $    31.97  $   31.15  $   29.66   $   30.42  $   24.68
                =======================================================   =======================================================

Total Investment Return*

Based on net
asset value
per share           23.82%   11.01%++++    2.72%      23.95%    (1.72%)       23.83%   11.02%++++    2.70%      23.93%    (1.75%)
                =======================================================   =======================================================

Ratios to Average Net Assets++

Expenses             1.59%      1.59%      1.59%       1.58%      1.63%        1.58%      1.59%      1.59%       1.59%      1.64%
                =======================================================   =======================================================
Investment
income--net           .59%       .50%       .47%        .35%       .45%         .59%       .50%       .46%        .33%       .45%
                =======================================================   =======================================================

Supplemental Data

Net assets, end
of year (in
thousands)      $  729,334  $ 860,121 $1,212,392  $1,594,286 $1,626,835   $  906,972  $ 763,451  $ 743,882   $ 679,667  $ 502,623
                =======================================================   =======================================================
Portfolio
turnover of
the Master LLC         31%        42%        45%         33%        32%          31%        42%        45%         33%        32%
                =======================================================  ========================================================

      * Total investment returns exclude the effects of sales charges.

     ** Based on average shares outstanding.

     ++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment income--net.

   ++++ For the year ended June 30, 2006, +.10% of the Fund's Investor B Shares' and +.10% of the Fund's
        Investor C Shares' total returns consist of a portion of payments by Fund Asset Management, L.P. to the Master LLC for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action. Excluding these items, the total returns would have been +10.91% for
        Investor B Shares and +10.92 for Investor C Shares.

        See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Financial Highlights (concluded)                                                                 BlackRock Basic Value Fund, Inc.

                                                                                         Class R

                                                                                                                  For the Period
                                                                             For the Year Ended                 January 3, 2003++
The following per share data and ratios have been derived                         June 30,                         to June 30,
from information provided in the financial statements.       2007           2006           2005         2004           2003
Per Share Operating Performance

Net asset value, beginning of period                     $      31.98   $      30.41   $      31.17   $      25.36   $      23.65
                                                         ------------   ------------   ------------   ------------   ------------
Investment income--net**                                          .35            .32            .30            .25            .21
Realized and unrealized gain--net                                6.79           3.08            .63           5.93           1.50
                                                         ------------   ------------   ------------   ------------   ------------
Total from investment operations                                 7.14           3.40            .93           6.18           1.71
                                                         ------------   ------------   ------------   ------------   ------------
Less dividends and distributions:
   Investment income--net                                       (.56)          (.32)          (.32)          (.37)             --
   Realized gain--net                                          (5.64)         (1.51)         (1.37)             --             --
                                                         ------------   ------------   ------------   ------------   ------------
Total dividends and distributions                              (6.20)         (1.83)         (1.69)          (.37)             --
                                                         ------------   ------------   ------------   ------------   ------------
Net asset value, end of period                           $      32.92   $      31.98   $      30.41   $      31.17   $      25.36
                                                         ============   ============   ============   ============   ============

Total Investment Return

Based on net asset value per share                             24.46%   11.59%++++++          3.28%         24.58%       7.23%+++
                                                         ============   ============   ============   ============   ============

Ratios to Average Net Assets++++

Expenses                                                        1.09%          1.07%          1.07%          1.07%         1.10%*
                                                         ============   ============   ============   ============   ============
Investment income--net                                          1.08%          1.02%           .98%           .80%         1.09%*
                                                         ============   ============   ============   ============   ============

Supplemental Data

Net assets, end of period (in thousands)                 $     39,143   $     27,114   $     24,817   $     13,821   $          1
                                                         ============   ============   ============   ============   ============
Portfolio turnover of the Master LLC                              31%            42%            45%            33%            32%
                                                         ============   ============   ============   ============   ============

        * Annualized.

       ** Based on average shares outstanding.

       ++ Commencement of operations.

     ++++ Includes the Fund's share of the Master LLC's allocated expenses and/or investment income--net.

   ++++++ For the year ended June 30, 2006, +.10% of the Fund's Class R Shares' total return consists of a portion of payments by Fund Asset Management, L.P. to the Master LLC for compensation as a result of a securities class action entitlement recovery and a result of a corporate action. Excluding these items, the total return would have been +11.49% for Class R Shares.

      +++ Aggregate total investment return.

          See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements                  BlackRock Basic Value Fund, Inc.


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Basic Value Fund, Inc. was renamed BlackRock Basic Value Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value LLC (the "Master LLC"), which has the same investment objective and strategies as the Fund. Effective June 15, 2007, the Master LLC was converted from a Delaware statutory trust to a Delaware limited liability company. The value of the Fund's investment in the Master LLC reflects the Fund's proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Master LLC owned by the Fund at June 30, 2007 was 99.9%. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Master LLC at fair value. Valuation of securities held by the Master LLC is discussed in Note 1(a) of the Master LLC's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Master LLC's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master LLC are accounted for on a trade date basis.

(g) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements (continued)      BlackRock Basic Value Fund, Inc.


In addition, in February 2007, Statement of Financial Accounting Standards
No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Master LLC with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Master LLC's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Fund has entered into an Administration Agreement with BlackRock Advisors, LLC. Currently, the Fund pays BlackRock Advisors, LLC no fees pursuant to this agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Service       Distribution
                                                 Fee                Fee

Investor A                                      .25%                 --
Investor B                                      .25%               .75%
Investor C                                      .25%               .75%
Class R                                         .25%               .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, also provide shareholder servicing and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, and Investor C shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2007, FAMD, the Fund's sole Distributor until September 29, 2006, and BDI earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Investor A and Institutional Shares as follows:

                                     FAMD         MLPF&S            BDI

Institutional                          --       $  3,679             --
Investor A                        $76,198       $947,226         $  813


For the year ended June 30, 2007, MLPF&S received contingent deferred sales charges of $417,798 and $64,982 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $1,486 and $1,126 relating to trans-actions in Investor B and Investor C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $5,791, relating to transactions subject to front-end sales charge waivers in Investor A Shares.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements (continued)      BlackRock Basic Value Fund, Inc.


The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing trans-actions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to June 30, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

                                                            Call Center
                                                                   Fees

Institutional                                                   $36,634
Investor A                                                      $42,795
Investor B                                                      $17,696
Investor C                                                      $ 9,044
Class R                                                              --


Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of MLIM, FAM, PSI, FAMD, FDS, Merrill Lynch, and/or Merrill Lynch Investment Managers, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $626,685,603 and $(1,052,404,332) for the years ended June 30, 2007 and
June 30, 2006, respectively.

Transactions in capital shares for each class were as follows:


Institutional Shares for the Year                                Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                               16,047,597    $   541,111,421
Shares issued resulting from
   reorganization                                151              5,194
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          20,428,376        661,886,244
                                     ---------------    ---------------
Total issued                              36,476,124      1,203,002,859
Shares redeemed                         (27,805,558)      (937,947,530)
                                     ---------------    ---------------
Net increase                               8,670,566    $   265,055,329
                                     ===============    ===============



Institutional Shares for the Year                                Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                               12,162,295    $   388,148,242
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           7,232,379        224,517,087
                                     ---------------    ---------------
Total issued                              19,394,674        612,665,329
Shares redeemed                         (36,187,671)    (1,148,235,609)
                                     ---------------    ---------------
Net decrease                            (16,792,997)    $ (535,570,280)
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                               15,453,058    $   518,831,919
Shares issued resulting from
   reorganization                             87,134          2,989,624
Automatic conversion of shares             1,143,664         37,938,790
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                          12,972,490        418,852,722
                                     ---------------    ---------------
Total issued                              29,656,346        978,613,055
Shares redeemed                         (17,292,443)      (581,223,002)
                                     ---------------    ---------------
Net increase                              12,363,903    $   397,390,053
                                     ===============    ===============



Investor A Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,904,314    $   186,825,298
Automatic conversion of shares             6,772,815        214,204,975
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           3,956,309        122,304,905
                                     ---------------    ---------------
Total issued                              16,633,438        523,335,178
Shares redeemed                         (19,576,052)      (618,742,750)
                                     ---------------    ---------------
Net decrease                             (2,942,614)    $  (95,407,572)
                                     ===============    ===============



Investor B Shares for the Year                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                2,344,134    $    76,770,164
Shares issued resulting from
   reorganization                             21,095            709,459
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           4,048,929        127,380,237
                                     ---------------    ---------------
Total issued                               6,414,158        204,859,860
                                     ---------------    ---------------
Automatic conversion of shares           (1,169,339)       (37,938,790)
Shares redeemed                         (10,086,752)      (331,075,957)
                                     ---------------    ---------------
Total redeemed                          (11,256,091)      (369,014,747)
                                     ===============    ===============
Net decrease                             (4,841,933)    $ (164,154,887)
                                     ===============    ===============



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements (concluded)      BlackRock Basic Value Fund, Inc.


Investor B Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                2,714,708    $    84,109,870
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,817,155         55,133,538
                                     ---------------    ---------------
Total issued                               4,531,863        139,243,408
                                     ---------------    ---------------
Automatic conversion of shares           (6,907,670)      (214,204,975)
Shares redeemed                         (10,645,064)      (329,435,474)
                                     ---------------    ---------------
Total redeemed                          (17,552,734)      (543,640,449)
                                     ===============    ===============
Net decrease                            (13,020,871)    $ (404,397,041)
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                3,931,440    $   125,237,099
Shares issued resulting from
   reorganization                             18,478            600,268
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           4,533,999        138,718,355
                                     ---------------    ---------------
Total issued                               8,483,917        264,555,722
Shares redeemed                          (4,622,643)      (147,290,507)
                                     ---------------    ---------------
Net increase                               3,861,274    $   117,265,215
                                     ===============    ===============



Investor C Shares for the Year                                   Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                4,570,295    $   138,125,124
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,267,545         37,460,641
                                     ---------------    ---------------
Total issued                               5,837,840        175,585,765
Shares redeemed                          (6,410,804)      (193,530,696)
                                     ---------------    ---------------
Net decrease                               (572,964)    $  (17,944,931)
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2007                           Shares             Amount

Shares sold                                  587,695    $    19,481,369
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             126,981          3,920,229
                                     ---------------    ---------------
Total issued                                 714,676         23,401,598
Shares redeemed                            (373,348)       (12,271,705)
                                     ---------------    ---------------
Net increase                                 341,328    $    11,129,893
                                     ===============    ===============



Class R Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  327,779    $    10,136,303
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                              51,206          1,550,612
                                     ---------------    ---------------
Total issued                                 378,985         11,686,915
Shares redeemed                            (347,382)       (10,771,423)
                                     ---------------    ---------------
Net increase                                  31,603    $       915,492
                                     ===============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2007 and June 30, 2006 was as follows:


                                           6/30/2007          6/30/2006

Distributions paid from:
   Ordinary income                   $   380,286,483    $   111,213,802
   Net long-term capital gains         1,099,883,042        379,394,713
                                     ---------------    ---------------
Total taxable distributions          $ 1,480,169,525    $   490,608,515
                                     ===============    ===============


As of June 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                     $     24,737,903
Undistributed long-term capital gains--net                   28,052,959
                                                       ----------------
Total undistributed earnings--net                            52,790,862
Capital loss carryforward                                    (186,861)*
Unrealized gains--net                                   3,081,007,966**
                                                       ----------------
Total accumulated earnings--net                        $  3,133,611,967
                                                       ================

 * On June 30, 2007, the Fund had a net capital loss carryforward of $186,861, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the tax deferral of losses on straddles.


5. Acquisition of BlackRock Basic Value Fund II, Inc.:
On June 18, 2007, the Fund acquired substantially all of the assets and assumed substantially all of the liabilities of BlackRock Basic Value Fund II, Inc. ("Basic Value II"), pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 270,206 shares of common stock of Basic Value II for 126,858 shares of common stock of the Fund. Basic Value II's net assets on that date of $4,304,545, including $359,909 of net accumulated realized capital losses and $2,965,508 of net unrealized appreciation were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $8,778,939,281.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Report of Independent Registered Public Accounting Firm
                                               BlackRock Basic Value Fund, Inc.


To the Shareholders and Board of Directors of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc. (formerly Merrill Lynch Basic Value Fund, Inc.) as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Basic Value Fund, Inc. as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 16, 2007



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Portfolio Information                                    Master Basic Value LLC


As of June 30, 2007


                                               Percent of
Ten Largest Common Stock Holdings              Net Assets

Exxon Mobil Corp.                                  5.0%
JPMorgan Chase & Co.                               3.6
American International Group, Inc.                 3.3
Citigroup, Inc.                                    3.0
International Business Machines Corp.              2.8
Tyco International Ltd.                            2.7
Morgan Stanley                                     2.5
Time Warner, Inc.                                  2.3
The Bank of New York Co., Inc.                     2.3
Unilever NV                                        2.2



                                               Percent of
                                               Long-Term
Investment Criteria                           Investments

Above-Average Yield                               36.1%
Below-Average Price/Earnings Ratio                31.9
Low Price-to-Book Value                           24.3
Special Situations                                 4.4
Price to Cash Flow                                 3.3



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Schedule of Investments as of June 30, 2007                                                                Master Basic Value LLC

                                                                                                                       Percent of
     Industry                              Shares Held    Common Stocks                                       Value    Net Assets
Above-Average Yield

     Diversified Telecommunication           3,888,597    AT&T Inc. (e)                                 $    161,376,775     1.9%
       Services
     Communications Equipment                5,766,500    Alcatel SA (b)(e)                                   80,731,000     0.9
     Metals & Mining                         3,524,400    Alcoa, Inc.                                        142,843,932     1.7
     Capital Markets                         4,648,500    The Bank of New York Co., Inc.                     192,633,840     2.3
     Pharmaceuticals                         3,794,800    Bristol-Myers Squibb Co.                           119,763,888     1.4
     Oil, Gas & Consumable Fuels             1,622,600    Chevron Corp.                                      136,687,824     1.6
     Multi-Utilities                           775,900    Dominion Resources, Inc. (e)                        66,967,929     0.8
     Chemicals                               2,923,400    E.I. du Pont de Nemours & Co. (e)                  148,625,656     1.7
     Oil, Gas & Consumable Fuels             5,078,100    Exxon Mobil Corp.                                  425,951,028     5.0
     Industrial Conglomerates                4,596,800    General Electric Co.                               175,965,504     2.1
     Food Products                           2,880,200    General Mills, Inc.                                168,261,284     2.0
     Pharmaceuticals                         2,739,800    GlaxoSmithKline Plc (b)(e)                         143,483,326     1.7
     Aerospace & Defense                     1,992,900    Honeywell International, Inc. (e)                  112,160,412     1.3
     Diversified Financial Services          6,271,892    JPMorgan Chase & Co.                               303,873,167     3.6
     Pharmaceuticals                         1,573,600    Johnson & Johnson                                   96,965,232     1.1
     Pharmaceuticals                         6,741,700    Pfizer, Inc. (e)                                   172,385,269     2.0
     Electric Utilities                      2,151,200    The Southern Co. (e)                                73,764,648     0.9
     Semiconductors & Semiconductor          7,369,356    Taiwan Semiconductor Manufacturing Co.,
       Equipment                                          Ltd. (b)                                            82,020,934     1.0
     Diversified Telecommunication           3,985,800    Verizon Communications, Inc.                       164,095,386     1.9
       Services
     Pharmaceuticals                         1,227,700    Wyeth                                               70,396,318     0.8
                                                                                                        ----------------   ------
                                                                                                           3,038,953,352    35.7

Below-Average Price/
Earnings Ratio

     Insurance                               3,983,000    American International Group, Inc.                 278,929,490     3.3
     Diversified Financial Services          3,156,000    Bank of America Corp.                              154,296,840     1.8
     Health Care Equipment & Supplies        1,843,100    Baxter International, Inc.                         103,840,254     1.2
     Diversified Financial Services          5,042,900    Citigroup, Inc.                                    258,650,341     3.0
     Beverages                               5,364,300    Coca-Cola Enterprises, Inc. (e)                    128,743,200     1.5
     Oil, Gas & Consumable Fuels               930,600    Consol Energy, Inc.                                 42,909,966     0.5
     Thrifts & Mortgage Finance                932,500    Fannie Mae                                          60,920,225     0.7
     Computers & Peripherals                 2,084,600    Hewlett-Packard Co. (e)                             93,014,852     1.1
     Semiconductors & Semiconductor          5,796,300    Intel Corp.                                        137,720,088     1.6
       Equipment
     Household Durables                      1,995,000    Koninklijke Philips Electronics NV                  84,428,400     1.0
     Food Products                           1,132,100    Kraft Foods, Inc. (e)                               39,906,525     0.5
     Hotels, Restaurants & Leisure           1,688,900    McDonald's Corp.                                    85,728,564     1.0
     Capital Markets                         2,536,800    Morgan Stanley                                     212,786,784     2.5
     Aerospace & Defense                     1,860,400    Northrop Grumman Corp.                             144,869,348     1.7
     Pharmaceuticals                         5,060,200    Schering-Plough Corp. (e)                          154,032,488     1.8
     Insurance                               2,880,676    The Travelers Cos., Inc.                           154,116,166     1.8
     Food Products                           5,917,300    Unilever NV (b)                                    183,554,646     2.2
     IT Services                            12,752,475    Unisys Corp. (a)                                   116,557,622     1.4
     Food & Staples Retailing                  656,500    Wal-Mart Stores, Inc.                               31,584,215     0.4
     Insurance                               1,043,200    XL Capital Ltd. Class A (e)                         87,931,328     1.1
     Office Electronics                      7,007,300    Xerox Corp. (a)(e)                                 129,494,904     1.5
                                                                                                        ----------------   ------
                                                                                                           2,684,016,246    31.6

Low Price-to-Book Value

     Oil, Gas & Consumable Fuels             1,803,900    Anadarko Petroleum Corp.                            93,784,761     1.1
     Media                                   4,949,050    Comcast Corp. Special Class A (a)                  138,375,438     1.6
     Machinery                                 780,000    Deere & Co. (e)                                     94,177,200     1.1
     Semiconductors & Semiconductor          5,598,600    Fairchild Semiconductor International,
       Equipment                                          Inc. (a)(e)                                        108,164,952     1.3
     Energy Equipment & Services             2,404,721    GlobalSantaFe Corp. (e)                            173,741,092     2.0


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Schedule of Investments (continued)                                                                        Master Basic Value LLC

                                                                                                                       Percent of
     Industry                              Shares Held    Common Stocks                                       Value    Net Assets
Low Price-to-Book Value (concluded)

     Energy Equipment & Services             2,446,200    Halliburton Co. (e)                           $     84,393,900     1.0%
     Insurance                                 725,900    Hartford Financial Services Group, Inc.             71,508,409     0.8
     Household Products                      2,174,400    Kimberly-Clark Corp.                               145,445,616     1.7
     Semiconductors & Semiconductor         14,324,515    LSI Logic Corp. (a)(e)                             107,577,108     1.3
       Equipment
     Semiconductors & Semiconductor          6,484,800    Micron Technology, Inc. (a)(e)                      81,254,544     1.0
       Equipment
     Aerospace & Defense                     3,063,394    Raytheon Co.                                       165,086,303     1.9
     Computers & Peripherals                15,989,000    Sun Microsystems, Inc. (a)(e)                       84,102,140     1.0
     Media                                   9,367,600    Time Warner, Inc. (e)                              197,094,304     2.3
     Industrial Conglomerates                6,886,500    Tyco International Ltd. (a)(e)                     232,694,835     2.7
     Media                                   3,362,900    Walt Disney Co. (e)                                114,809,406     1.4
     Commercial Banks                        4,563,200    Wells Fargo & Co.                                  160,487,744     1.9
                                                                                                        ----------------   ------
                                                                                                           2,052,697,752    24.1

Price-to-Cash Flow

     Automobiles                               515,535    Honda Motor Co., Ltd. (b)                           18,708,765     0.2
     Oil, Gas & Consumable Fuels             2,047,000    Peabody Energy Corp. (e)                            99,033,860     1.2
     Diversified Telecommunication           7,396,000    Qwest Communications International
       Services                                           Inc. (a)(e)                                         71,741,200     0.9
     Wireless Telecommunication Services     4,193,000    Sprint Nextel Corp. (e)                             86,837,030     1.0
                                                                                                        ----------------   ------
                                                                                                             276,320,855     3.3

Special Situations

     Semiconductors & Semiconductor          2,337,300    Applied Materials, Inc. (e)                         46,442,151     0.5
       Equipment
     Energy Equipment & Services             2,976,500    BJ Services Co. (e)                                 84,651,660     1.0
     Media                                     258,257    Citadel Broadcasting Corp. (e)                       1,665,758     0.0
     Computers & Peripherals                 2,246,300    International Business Machines Corp.              236,423,075     2.8
                                                                                                        ----------------   ------
                                                                                                             369,182,644     4.3

                                                          Total Common Stocks
                                                          (Cost--$5,242,761,789)                           8,421,170,849    99.0




                                   Beneficial Interest    Short-Term Securities

                                        $  168,881,214    BlackRock Liquidity Series, LLC
                                                            Cash Sweep Series, 5.33% (c)(d)                  168,881,214     2.0
                                         1,165,981,423    BlackRock Liquidity Series, LLC
                                                            Money Market Series, 5.33% (c)(d)(f)           1,165,981,423    13.7

                                                          Total Short-Term Securities
                                                          (Cost--$1,334,862,637)                           1,334,862,637    15.7

                                                          Total Investments
                                                          (Cost--$6,577,624,426)                           9,756,033,486   114.7


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Schedule of Investments (concluded)                                                                        Master Basic Value LLC

                                             Number of                                                                 Percent of
                                             Contracts    Options Written                                     Value    Net Assets
Call Options Written                             4,000    Chevron Corp., expiring January 2008
                                                             at USD 90                                  $    (1,520,000)     0.0%
                                                15,064    Comcast Corp. Special Class A, expiring
                                                             July 2007 at USD 28.333                           (903,840)     0.0
                                                 6,000    International Business Machines Corp.,
                                                             expiring July 2007 at USD 100                   (3,480,000)    (0.1)

                                                          Total Options Written
                                                          (Premiums Received--$7,253,677)                    (5,903,840)    (0.1)

     Total Investments, Net of Options Written (Cost--$6,570,370,749*)                                     9,750,129,646   114.6
     Liabilities in Excess of Other Assets                                                               (1,239,866,717)   (14.6)
                                                                                                        ----------------   ------
     Net Assets                                                                                         $  8,510,262,929   100.0%
                                                                                                        ================   ======

  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $   6,588,915,025
                                                  =================
    Gross unrealized appreciation                 $   3,164,926,191
    Gross unrealized depreciation                       (3,711,570)
                                                  -----------------
    Net unrealized appreciation                   $   3,161,214,621
                                                  =================
(a) Non-income producing security.

(b) Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Master LLC, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net             Interest
    Affiliate                                   Activity           Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series I                    $168,881,214       $5,744,649
    BlackRock Liquidity Series, LLC
       Money Market Series                    $183,418,823       $1,029,798


(d) Represents the current yield as of June 30, 2007.

(e) Security, or a portion of security, is on loan.

(f) Security was purchased with the cash proceeds from securities loans.

  o For Master LLC's compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management.
    This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications and investment criteria are unaudited.

    See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Statement of Assets and Liabilities  Master Basic Value LLC

As of June 30, 2007

Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $1,125,392,375) (identified cost--$5,242,761,789)                                                       $ 8,421,170,849
       Investments in affiliated securities, at value (identified cost--$1,334,862,637)                             1,334,862,637
       Receivables:
           Securities sold                                                                     $   142,128,038
           Dividends                                                                                 9,817,282
           Contributions                                                                             9,126,683
           Securities lending                                                                           81,941        161,153,944
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   20,037
                                                                                                                  ---------------
       Total assets                                                                                                 9,917,207,467
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                    1,165,981,423
       Options written, at value (premiums received--$7,253,677)                                                        5,903,840
       Bank overdraft                                                                                                  91,481,345
       Payables:
           Withdrawals                                                                             121,698,926
           Securities purchased                                                                     18,319,371
           Investment adviser                                                                        2,797,112
           Other affiliates                                                                             37,356        142,852,765
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             725,165
                                                                                                                  ---------------
       Total liabilities                                                                                            1,406,944,538
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $ 8,510,262,929
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $ 5,330,504,032
       Unrealized appreciation--net                                                                                 3,179,758,897
                                                                                                                  ---------------
       Net Assets                                                                                                 $ 8,510,262,929
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Statement of Operations                                                                                    Master Basic Value LLC

For the Year Ended June 30, 2007
Investment Income

       Dividends (net of $2,350,175 foreign withholding tax)                                                      $   169,639,564
       Interest from affiliates                                                                                         5,744,649
       Securities lending--net                                                                                          1,029,798
                                                                                                                  ---------------
       Total income                                                                                                   176,414,011
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $    32,865,881
       Accounting services                                                                           1,064,335
       Custodian fees                                                                                  300,368
       Professional fees                                                                               214,542
       Directors' fees and expenses                                                                     46,514
       Printing and shareholder reports                                                                  5,117
       Pricing fees                                                                                      1,344
       Other                                                                                           147,888
                                                                                               ---------------
       Total expenses                                                                                                  34,645,989
                                                                                                                  ---------------
       Investment income--net                                                                                         141,768,022
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        684,874,263
           Options written--net                                                                    (4,813,622)        680,060,641
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        999,147,422
           Options written--net                                                                        353,843        999,501,265
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                      1,679,561,906
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $ 1,821,329,928
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Statements of Changes in Net Assets                                                                        Master Basic Value LLC

                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                    2007            2006
Operations

       Investment income--net                                                                  $   141,768,022    $   132,432,086
       Realized gain--net                                                                          680,060,641        750,790,613
       Change in unrealized appreciation/depreciation--net                                         999,501,265         52,228,027
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                      1,821,329,928        935,450,726
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                               1,281,525,079        807,530,243
       Fair value of withdrawals                                                               (2,173,906,741)    (2,390,594,118)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (892,381,662)    (1,583,063,875)
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     928,948,266      (647,613,149)
       Beginning of year                                                                         7,581,314,663      8,228,927,812
                                                                                               ---------------    ---------------
       End of year                                                                             $ 8,510,262,929    $ 7,581,314,663
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                                       Master Basic Value LLC

The following per share data and ratios have been derived                          For the Year Ended June 30,
from information provided in the financial statements.              2007         2006          2005         2004         2003
Total Investment Return

Total investment return                                            25.25%       12.32%*         3.91%        25.38%        (.09%)
                                                              ===========   ===========   ===========   ===========   ===========

Ratios to Average Net Assets

Expenses                                                             .43%          .43%          .43%          .43%          .43%
                                                              ===========   ===========   ===========   ===========   ===========
Investment income--net                                              1.74%         1.66%         1.63%         1.50%         1.66%
                                                              ===========   ===========   ===========   ===========   ===========

Supplemental Data

Net assets, end of year (in thousands)                        $ 8,510,263   $ 7,581,315   $ 8,228,928   $ 8,747,240   $ 7,388,495
                                                              ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                                    31%           42%           45%           33%           32%
                                                              ===========   ===========   ===========   ===========   ===========

    * For the year ended June 30, 2006, +.10% of the Master LLC's total return consists of payments by
      Fund Asset Management, L.P. for compensation as a result of a securities class action entitlement recovery and as a result of a corporate action. Excluding these items, the total return would have been +12.22%.

      See Notes to Financial Statements.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements                            Master Basic Value LLC


1. Significant Accounting Policies:
Master Basic Value LLC (the "Master LLC") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Limited Liability Company Agreement (the "LLC Agreement") permits the Directors (and prior to June 15, 2007, the Declaration of Trust permited the Trustees) to issue nontransferable interests in the Master LLC/Trust, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Master LLC's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Master LLC.

(a) Valuation of investments--Equity securities that are held by the Master LLC that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Master LLC from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Master LLC employs pricing services to provide certain securities prices for the Master LLC. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Master LLC, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Master LLC are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Master LLC's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments--The Master LLC may engage in various portfolio investment strategies both to increase the return of the Master LLC and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements (continued)                Master Basic Value LLC


* Options--The Master LLC may purchase and write covered call and put options. When the Master LLC writes an option, an amount equal to the premium received by the Master LLC is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Master LLC enters into a closing transaction), the Master LLC realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses on investments include the effects of foreign exchange rates on investments. The Master LLC invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Master LLC's assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Securities lending--The Master LLC may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Where the Master LLC receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Master LLC typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Master LLC receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Master LLC may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Bank overdraft--The Fund recorded a bank overdraft which resulted from a failed trade.

(h) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Master LLC's financial statements, if any, is currently being assessed.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements (continued)                Master Basic Value LLC


In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Master LLC's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Master LLC's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the investors of the Master LLC approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. The new Investment Advisory Agreement between the Master LLC and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Master LLC's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays a monthly fee based upon the average daily value of the Master LLC's net assets at the following annual rates: .60% of the Master LLC's average daily net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM") an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a fee that is a percentage of the management fee paid by the Master LLC to the Manager.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007, the Master LLC lent securities with a value of $311,564,813 to MLPF&S or its affiliates. Pursuant to that order, the Master LLC has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended June 30, 2007, BIM received $426,691 in securities lending agent fees.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Notes to Financial Statements (concluded)                Master Basic Value LLC


In addition, MLPF&S received $1,289,478 in commissions on the execution of portfolio security transactions for the Master LLC for the year ended June 30, 2007.

For the year ended June 30, 2007, the Master LLC reimbursed FAM and the Manager $44,197 and $117,164 respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or Directors of the Master LLC were officers and/or directors of MLIM, PSI, FAM, Merrill Lynch and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or Directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2007 were $2,514,128,161 and $3,276,992,814, respectively.

Transactions in call options written for the year ended June 30, 2007 were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of year                          20,000    $     2,439,994
Options written                              159,408         28,251,825
Options closed                             (107,454)       (14,339,916)
Options exercised                           (46,890)        (9,098,226)
                                     ---------------    ---------------
Outstanding call options written,
   end of year                                25,064    $     7,253,677
                                     ===============    ===============


4. Short-Term Borrowings:
The Master LLC, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Master LLC may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Master LLC may borrow up to the maximum amount allowable under the Master LLC's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Master LLC pays a commitment fee of .06% per annum based on the Master LLC's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Master LLC did not borrow under the credit agreement during the year ended June 30, 2007.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Report of Independent Registered Public Accounting Firm  Master Basic Value LLC


To the Investors and Board of Directors
of Master Basic Value LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value LLC (the "Master LLC"), formerly Master Basic Value Trust, as of June 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value LLC as of June 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 16, 2007



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Interested Director


Robert C. Doll, Jr.*    Fund         2005 to   Vice Chairman and Director of BlackRock, Inc.,    121 Funds       None
P.O. Box 9011           President    present   Global Chief Investment Officer for Equities,     161 Portfolios
Princeton,              and                    Chairman of the BlackRock Retail Operating
NJ 08543-9011           Director               Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President
                                               of the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof
                                               from 2001 to 2006; President of MLIM and
                                               Fund Asset Management, L.P. ("FAM") from
                                               2001 to 2006; Co-Head (Americas Region)
                                               thereof from 2000 to 2001 and Senior Vice
                                               President from 1999 to 2001; President and
                                               Director of Princeton Services, Inc. ("Princeton
                                               Services") and President of Princeton
                                               Administrators, L.P. ("Princeton Administrators")
                                               from 2001 to 2006; Chief Investment Officer
                                               of OppenheimerFunds, Inc. in 1999 and Executive
                                               Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in   Other Public
                        Position(s)  Length of                                                   Fund Complex    Directorships
                        Held with    Time                                                        Overseen by     Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director        Director
Independent Directors*


Donald W. Burton        Director     2002 to   Managing General Partner of The Burton            21 Funds        Knology, Inc.
P.O. Box 9095                        present   Partnership, Limited Partnership (an investment   32 Portfolios   (telecommuni-
Princeton,                                     partnership) since 1979; Managing General                         cations),
NJ 08543-9095                                  Partner of The South Atlantic Venture Funds                       Symbion, Inc.
Age: 63                                        since 1983; Member of the Investment                              (healthcare)
                                               Advisory Council of the Florida State Board                       and Capital
                                               of Administration since 2001.                                     Southwest
                                                                                                                 (financial)


John Francis O'Brien    Director     2005 to   President and Chief Executive Officer of          21 Funds        Cabot
P.O. Box 9095                        present   Allmerica Financial Corporation (financial        32 Portfolios   Corporation
Princeton,                                     services holding company) from 1995 to 2002                       (chemicals),
NJ 08543-9095                                  and Director from 1995 to 2003; President of                      LKQ Corporation
Age: 64                                        Allmerica Investment Management Co., Inc.                         (auto parts
                                               (investment adviser) from 1989 to 2002,                           manufacturing)
                                               Director from 1989 to 2002 and Chairman of                        and TJX
                                               the Board from 1989 to 1990; President, Chief                     Companies, Inc.
                                               Executive Officer and Director of First                           (retailer)
                                               Allmerica Financial Life Insurance Company
                                               from 1989 to 2002 and Director of various other
                                               Allmerica Financial companies until 2002; Director
                                               from 1989 to 2006, Member of the Governance
                                               Nominating Committee from 2004 to 2006,
                                               Member of the Compensation Committee from
                                               1989 to 2006 and Member of the Audit Committee
                                               from 1990 to 2004 of ABIOMED; Director, Member
                                               of the Governance and Nomination Committee
                                               and Member of the Audit Committee of Cabot
                                               Corporation since 1990; Director and Member of
                                               the Audit Committee and Compensation Committee
                                               of LKQ Corporation since 2003; Lead Director of
                                               TJX Companies, Inc. since 1996; Trustee of the
                                               Woods Hole Oceanographic Institute since 2003.
                                               Director, Ameresco, Inc. since 2006. Director,
                                               Boston Lyric Opera since 2002.


David H. Walsh          Director     2003 to   Director, Ruckleshaus Institute and Haub School   21 Funds        None
P.O. Box 9095                        present   of Natural Resources at the University of         32 Portfolios
Princeton,                                     Wyoming since 2006; Consultant with Putnam
NJ 08543-9095                                  Investments from 1993 to 2003, and employed in
Age: 65                                        various capacities therewith from 1973 to 1992;
                                               Director, Massachusetts Audubon Society from
                                               1990 to 1997; Director, The National Audubon
                                               Society from 1998 to 2005; Director, The
                                               American Museum of Fly Fishing since 1997.


Fred G. Weiss**         Director     1998 to   Managing Director of FGW Associates since         21 Funds        Watson
P.O. Box 9095                        present   1997; Vice President, Planning, Investment and    32 Portfolios   Pharmaceuticals,
Princeton,                                     Development of Warner Lambert Co. from 1979                       Inc.
NJ 08543-9095                                  to 1997; Director of the Michael J. Fox Foundation                (pharmaceutical
Age: 65                                        for Parkinson's Research since 2000; Director of                  company)
                                               BTG International Plc (a global technology
                                               commercialization company) since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Officers and Directors (concluded)


                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1993 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton,              and          and       in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
NJ 08543-9011           Treasurer    1999 to   thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
Age: 47                              present


Karen Clark             Fund Chief   2007 to   Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011           Compliance   present   BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton,              Officer                Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
NJ 08543-9011                                  2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and
Age: 42                                        Branch Chief, Division of Investment Management and Office of Compliance
                                               Inspections and Examinations, U.S. Securities and Exchange Commission, from
                                               1993 to 1998.


Alice A. Pellegrino     Secretary    2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                  Princeton Services from 2004 to 2006.
Age: 47


* Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund/Master LLC has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's/Master LLC's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's/Master LLC's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's/Master LLC's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's/Master LLC's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007



A World-Class Mutual Fund Family


BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Funds

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock Technology Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Funds

BlackRock Bond Fund
BlackRock Commodity Strategies Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Target Risk & Target Date Funds

BlackRock Prepared Portfolios
  Conservative Prepared Portfolio
  Moderate Prepared Portfolio
  Growth Prepared Portfolio
  Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
  Prepared Portfolio 2010
  Prepared Portfolio 2015
  Prepared Portfolio 2020
  Prepared Portfolio 2025
  Prepared Portfolio 2030
  Prepared Portfolio 2035
  Prepared Portfolio 2040
  Prepared Portfolio 2045
  Prepared Portfolio 2050


 * See the prospectus for information on specific limitations on investments in the fund.

++ Mixed asset fund.


BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK BASIC VALUE FUND, INC.                                  JUNE 30, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) John F. O'Brien, (3) David H. Walsh and (4) Fred G. Weiss.

Item 4 -   Principal Accountant Fees and Services

           BlackRock Basic Value Fund, Inc.
           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $6,600
                                    Fiscal Year Ended June 30, 2006 - $6,600

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $6,100
                                    Fiscal Year Ended June 30, 2006 - $6,000

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           Master Basic Value LLC
           (a) Audit Fees -         Fiscal Year Ended June 30, 2007 - $43,500
                                    Fiscal Year Ended June 30, 2006 - $43,500

           (b) Audit-Related Fees - Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (c) Tax Fees -           Fiscal Year Ended June 30, 2007 - $9,200
                                    Fiscal Year Ended June 30, 2006 - $9,200

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ended June 30, 2007 - $0
                                    Fiscal Year Ended June 30, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) BlackRock Basic Value Fund, Inc.
               Fiscal Year Ended June 30, 2007 - $2,967,000
               Fiscal Year Ended June 30, 2006 - $2,815,800

               Master Basic Value LLC
               Fiscal Year Ended June 30, 2007 - $2,970,100
               Fiscal Year Ended June 30, 2006 - $2,819,000

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,735,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Basic Value Fund, Inc. and Master Basic Value LLC


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Basic Value Fund, Inc. and Master Basic Value LLC


Date: August 20, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Basic Value Fund, Inc. and Master Basic Value LLC


Date: August 20, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Basic Value Fund, Inc. and Master Basic Value LLC


Date: August 20, 2007